February 26, 2004

THE DREYFUS/LAUREL FUNDS TRUST
– Dreyfus Premier Core Value Fund

Supplement to Statement of Additional Information
dated May 1, 2003
As Revised, June 6, 2003

Effective March 1, 2004, the following information supersedes and replaces the information contained in the second and third paragraphs in the section of the Fund’s Statement of Additional Information entitled “Shareholder Services – Automatic Withdrawal Plan”:

No CDSC with respect to Class B or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.